                                EIGHTH AMENDMENT
                  TO SECOND AMENDED AND RESTATED MULTICURRENCY
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment"), dated as of April 30, 2003, is entered into among SAMSONITE CORPORATION, a Delaware corporation (the "COMPANY"), SAMSONITE EUROPE N.V., a corporation organized under the laws of Belgium ("SAMSONITE EUROPE"), the Lenders who are signatories hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

                                   BACKGROUND

     A. The Company, Samsonite Europe, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of June 24, 1998 (as amended through the date hereof and as may be further amended, restated or supplemented from time to time, the "CREDIT AGREEMENT").

     B. The Borrowers, the Multicurrency Lenders and the other Revolving Lenders (which, collectively, constitute Majority Lenders), and the Administrative Agent desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, Majority Lenders and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. A. The Credit Agreement is hereby amended as follows:

          (a) AMENDMENTS TO SECTION 1.1. SECTION 1.1 is amended by adding or entirely amending the following defined terms:

              FOREIGN TERM LOAN MATURITY DATE. June 24, 2004.

              INTEREST PAYMENT DATE. (a) As to any Base Rate Loan (other than Base Rate Loans that constitute all or a portion of the Domestic Term
          Loan), the last day of each calendar month, including the calendar month during which there occurs the Drawdown Date thereof; (b) as to any Base Rate Loan that constitutes all or a portion of the Domestic Term Loan, the last day of each calendar quarter, including the calendar quarter during which there occurs the Drawdown Date thereof; (c) as to any Eurodollar Rate Loan (other than any Eurodollar Rate Loans that constitute all or a portion of the Domestic Term Loan), Multicurrency Loan, or Multicurrency Swing
          Line Loan, the last day of the applicable Interest Period, which shall not in any case be longer than one month; and (d) as to any Eurodollar

          Rate Loans that constitute all or a portion of the Domestic Term Loan in respect of which the Interest Period is (i) three months or less, the last day of such Interest Period and (ii) more than three months, the date that is three months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

              REVOLVING CREDIT LOAN MATURITY DATE. June 24, 2004.

              REVOLVING MULTICURRENCY LOAN MATURITY DATE.  June 24, 2004.

          (b) AMENDMENT TO DEFINITION OF APPLICABLE MARGIN. SECTION 1.1 is further amended by deleting the table set forth in the definition of "Applicable Margin" and replacing it with the following:

              From the date hereof through and including June 23, 2003:

                        EURODOLLAR
                        RATE LOANS                    DOCUMENTARY
                        (OTHER THAN                   LETTER OF
                        THE DOMESTIC                  CREDIT FEE
                        TERM LOAN),      EURODOLLAR   RATE AND
                        MULTICURRENCY    RATE LOANS   FOREIGN         BASE RATE     BASE RATE
                        LOANS, AND       THAT ARE     DOCUMENTARY     LOANS         LOANS THAT
                        MULTICURRENCY    THE          LETTER OF       (OTHER THAN   ARE THE
PRICING     LEVERAGE    SWING LINE       DOMESTIC     CREDIT FEE      DOMESTIC      DOMESTIC     COMMITMENT
TIER        RATIO       LOANS            TERM LOAN    RATE            TERM LOAN)    TERM LOAN    FEE RATE
-------     --------    -------------    ----------   ------------    -----------   ----------   ----------
Tier 5      Greater     3.75%            4.25%        2.25%           2.75%         3.25%        0.625%
            than or
            equal to
            6.50:1.00

Tier 4      Less than   3.50%            4.00%        2.00%           2.50%         3.00%        0.625%
            6.50:1.00,
            but
            greater
            than or
            equal to
            5.50:1.00

Tier 3      Less than   3.00%            3.50%        1.80%           2.00%         2.50%        0.500%
            5.50:1.00,
            but
            greater
            than or
            equal to
            4.50:1.00

Tier 2      Less than   2.50%            3.00%        1.50%           1.50%         2.00%        0.500%
            4.50:1.00,
            but
            greater
            than or
            equal to
            3.50:1.00

Tier 1      Less than   2.00%            2.50%        1.00%           1.00%         1.50%        0.500%
            3.50:1.00

              From June 24, 2003 through and including December 31, 2003:

                        EURODOLLAR
                        RATE LOANS                    DOCUMENTARY
                        (OTHER THAN                   LETTER OF
                        THE DOMESTIC                  CREDIT FEE
                        TERM LOAN),      EURODOLLAR   RATE AND
                        MULTICURRENCY    RATE LOANS   FOREIGN         BASE RATE     BASE RATE
                        LOANS, AND       THAT ARE     DOCUMENTARY     LOANS         LOANS THAT
                        MULTICURRENCY    THE          LETTER OF       (OTHER THAN   ARE THE
PRICING     LEVERAGE    SWING LINE       DOMESTIC     CREDIT FEE      DOMESTIC      DOMESTIC     COMMITMENT
TIER        RATIO       LOANS            TERM LOAN    RATE            TERM LOAN)    TERM LOAN    FEE RATE
-------     --------    -------------    ----------   ------------    -----------   ----------   ----------
Tier 5      Greater     4.25%            4.25%        2.25%           3.25%         3.25%          0.625%
            than or
            equal to
            6.50:1.00

Tier 4      Less than   4.25%            4.00%        2.25%           3.25%         3.00%          0.625%
            6.50:1.00,
            but
            greater
            than or
            equal to
            5.50:1.00

Tier 3      Less than   4.25%            3.50%        2.25%           3.25%         2.50%          0.500%
            5.50:1.00,
            but
            greater
            than or
            equal to
            4.50:1.00

Tier 2      Less than   4.25%            3.00%        2.25%           3.25%         2.00%          0.500%
            4.50:1.00,
            but
            greater
            than or
            equal to
            3.50:1.00

Tier 1      Less than   4.25%            2.50%        2.25%           3.25%         1.50%          0.500%
            3.50:1.00

              Commencing January 1, 2004 and continuing at all times thereafter:

                        EURODOLLAR
                        RATE LOANS                    DOCUMENTARY
                        (OTHER THAN                   LETTER OF
                        THE DOMESTIC                  CREDIT FEE
                        TERM LOAN),      EURODOLLAR   RATE AND
                        MULTICURRENCY    RATE LOANS   FOREIGN         BASE RATE     BASE RATE
                        LOANS, AND       THAT ARE     DOCUMENTARY     LOANS         LOANS THAT
                        MULTICURRENCY    THE          LETTER OF       (OTHER THAN   ARE THE
PRICING     LEVERAGE    SWING LINE       DOMESTIC     CREDIT FEE      DOMESTIC      DOMESTIC     COMMITMENT
TIER        RATIO       LOANS            TERM LOAN    RATE            TERM LOAN)    TERM LOAN    FEE RATE
-------     --------    -------------    ----------   ------------    -----------   ----------   ----------
Tier 5      Greater     5.25%            4.25%        3.25%           4.25%         3.25%        0.625%
            than or
            equal to
            6.50:1.00

Tier 4      Less than   5.25%            4.00%        3.25%           4.25%         3.00%        0.625%
            6.50:1.00,
            but
            greater
            than or
            equal to
            5.50:1.00

Tier 3      Less than   5.25%            3.50%        3.25%           4.25%         2.50%        0.500%
            5.50:1.00,
            but
            greater
            than or
            equal to
            4.50:1.00

Tier 2      Less than   5.25%            3.00%        3.25%           4.25%         2.00%        0.500%
            4.50:1.00,
            but
            greater
            than or
            equal to
            3.50:1.00

Tier 1      Less than   5.25%            2.50%        3.25%           4.25%         1.50%        0.500%
            3.50:1.00

          (c) AMENDMENT TO DEFINITION OF INTEREST PERIOD. SECTION 1.1 is further amended by amending and restating the introductory paragraph of the definition of "Interest Period" as follows:

              INTEREST PERIOD. With respect to each Revolving Credit Loan, Swing Line Loan, Revolving Multicurrency Loan, Multicurrency Swing Line
          Loan or all or any relevant portion of either of the Term Loans,
          (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the applicable Borrower in a Loan Request:
          (i) for any Base Rate Loan, the end of each day; (ii) for any Multicurrency Swing Line Loan, one (1), seven (7) or fourteen (14) days; (iii) for any Multicurrency Loan or a Eurodollar Rate Loan (other than any Eurodollar

          Rate Loans that constitute all or a portion of the Domestic Term
          Loan), one (1) month (PROVIDED that a Borrower may select an Interest Period of between seven (7) days and one (1) month for a Eurodollar Rate Loan (other than any Eurodollar Rate Loans that constitute all or a portion of the Domestic Term Loan) or Multicurrency Loan if the amount that is the subject of such Interest Period is to be used to make a mandatory payment or mandatory prepayment of the Foreign Term Loan that is payable in thirty (30) days or less from the beginning of the Interest Period); and (iv) for any Eurodollar Rate Loan that constitutes all or a portion of the Domestic Term Loan, one (1), two (2), three (3) or six (6) months (PROVIDED that a Borrower may select an Interest Period of between seven (7) days and two (2) months for a Eurodollar Rate Loan that constitutes all or a portion of the Domestic Term Loan if the amount that is the subject of such Interest Period is to be used to make a mandatory payment or mandatory prepayment of the Domestic Term Loan that is payable in sixty (60) days or less from the beginning of the Interest Period); and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan, Swing Line Loan, Revolving Multicurrency Loan, Multicurrency Swing Line Loan or all or such portion of either of the Term Loans and ending on the last day of one of the periods set forth above, as selected by the applicable Borrower in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (d) ADDITION OF SECTION 2.4.4. A new SECTION 2.4.4 is added immediately following SECTION 2.4.3., as follows:

               2.4.4 ADDITIONAL REQUIRED REDUCTION OF TOTAL REVOLVING COMMITMENT. Effective on and as of June 24, 2003, the Total Revolving Commitment shall be automatically and permanently reduced by the Pro Rata Reduction Percentage (as determined for the Total Revolving Commitment) of the amount of $10,000,000, whereupon the Revolving Commitments of the Lenders shall be reduced PRO RATA in accordance with their respective Revolving Commitment Percentages of the applicable amount of such required reduction.

          (e) AMENDMENT TO SECTION 3.3.1. SECTION 3.3.1 is amended by amending and restating CLAUSE (b) thereof in its entirety, as follows:

               (b) Samsonite Europe promises to pay to the Foreign Agent for the account of the applicable Multicurrency Lenders and the Fronting Bank the principal amount of the Foreign Term Loan as follows: (i) a payment in the amount of 7,800,000 "Euros" on December 31, 2003; and
          (ii) all outstanding principal of the Foreign Term Loan, in full, on the Foreign Term Loan Maturity Date.

          (f) AMENDMENT TO INTEREST COVERAGE; SECTION 11.2.2. SECTION
     11.2.2 is amended by deleting the table set forth therein and replacing it with the following:

                          FISCAL QUARTER END DATE                                 MINIMUM RATIO
         April 30, 2003                                                            1.50 to 1.00

         July 31, 2003 and each fiscal quarter end date thereafter                 1.75 to 1.00

          (g) AMENDMENT TO MINIMUM EBITDA; SECTION 11.5. SECTION 11.5 is amended by deleting the table set forth therein and replacing it with the following:

                          FISCAL PERIOD                                            MINIMUM AMOUNT
         February 1, 2002 through April 30, 2003                                    $5,000,000
         February 1, 2002 through July 31, 2002                                     $21,800,000
         February 1, 2002 through October 31, 2002                                  $40,000,000
         February 1, 2002 through January 31, 2003                                  $62,000,000
         May 1, 2002 through April 30, 2003                                         $70,000,000

     Additionally EBITDA determined on a consolidated, cumulative basis for the four fiscal quarters then most recently ended shall be not less than $80,000,000 calculated as of each fiscal quarter end date commencing July 31, 2003, and each fiscal quarter end date thereafter.

          (h) AMENDMENT TO FIXED CHARGE COVERAGE RATIO; SECTION 11.6. SECTION
     11.6 is amended by deleting the table set forth therein and replacing it with the following:

                             FISCAL QUARTER END DATE                                MINIMUM RATIO
         April 30, 2002                                                             0.41 to 1.00
         July 31, 2002                                                              0.37 to 1.00
         October 31, 2002                                                           0.45 to 1.00
         January 31, 2003                                                           0.90 to 1.00
         April 30, 2003 through October 31, 2003                                    1.00 to 1.00
         January 31, 2004 and each fiscal quarter end date thereafter               0.85 to 1.00

     B. The Credit Agreement is hereby further amended as follows:

          (a) AMENDMENT TO FINANCIAL STATEMENTS. Section 9.4(a) is amended by adding the following at the end thereof:

          notwithstanding the foregoing, with respect to the fiscal year ending January 31, 2003 only, the Company shall have 104 days to deliver the foregoing;

          (b) ADDITION OF SECTION 31. A new SECTION 31 is added immediately following SECTION 30, as follows:

               31. DISCLOSURE OF TAX TREATMENT AND TAX STRUCTURE.

               Notwithstanding anything herein to the contrary, each Agent and each Lender (and each employee, representative or other agent of any Agent or any Lender) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Agent or Lender relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby.

     2. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and each of the Guarantors represents and warrants to the Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate, partnership or limited liability company action, as applicable, by it, (c) no consent of any Person is required for its execution and delivery of this Amendment that has not been obtained, (d) its execution and delivery of this Amendment will not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Event of Default exists as of the date of this Amendment.

     3. RELEASE.

          (a) The Borrowers and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "RELEASED LENDER PARTIES") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "BORROWER CLAIMS") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrowers or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

          (b) Each Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

          (c) The agreements of the Borrowers and the Guarantors set forth in this SECTION 3 shall survive termination of this Amendment and the other Loan Documents.

     4. AMENDMENT FEE. The Company agrees to pay to Administrative Agent for the benefit of each such Lender that executes and delivers this Amendment on or before 2:00 p.m. Central time, April 30, 2003 (the "APPROVING LENDERS"), an amendment fee (the "AMENDMENT FEE") in immediately available funds, which shall be equal to 1.00% of the sum of (i) such Approving Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, and (ii) the aggregate amount of such Approving Lender's then applicable Commitments (after giving effect to the reduction of the Commitments required by Section 2.4.4 of the Credit Agreement as the same is contemplated to be amended by this Amendment), earned and due and payable as of the date of this Amendment.

     5. CONTINGENT FEES.

          (a) If the Borrowers fail to cause a Qualified Refinancing Event to be consummated on or before July 31, 2003, an additional amendment fee shall be earned and due and payable to the Administrative Agent, for the benefit of each Approving Lender, on July 31, 2003, which fee shall be equal to 0.50% of the sum of (i) such Approving Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, and (ii) the aggregate amount of such Approving Lender's then applicable Commitments.

          (b) On the last day of each calendar month, commencing August 31, 2003 and continuing through and including December 31, 2003, if the Borrowers have failed to cause a Qualified Refinancing Event to be consummated prior to such date, an additional amendment fee shall be earned and due and payable to the Administrative Agent, for the benefit of each Approving Lender, on such last day of each such calendar month, which fee shall be equal to 0.25% per month of the sum of (i) such Approving Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, and
     (ii) the aggregate amount of such Approving Lender's then applicable Commitments.

          (c) On the last day of each calendar month, commencing January 31, 2004, if the Borrowers have failed to cause a Qualified Refinancing Event to be consummated prior to such date, an additional amendment fee shall be earned and due and payable to the Administrative Agent, for the benefit of each Approving Lender, on such last day of each such calendar month, which fee shall be equal to 0.50% per month of the sum of (i) such Approving Lender's Foreign Term Loan Commitment Percentage of the then outstanding principal amount (expressed as a Dollar Equivalent amount) of the Foreign Term Loan, and (ii) the aggregate amount of such Approving Lender's then applicable Commitments.

     6. CONDITIONS OF EFFECTIVENESS. This Amendment (other than SECTION 1.A) shall be effective upon satisfaction of the condition precedent set forth in CLAUSE (a), CLAUSE (d) and CLAUSE (e) of this SECTION 6. SECTION 1.A of this Amendment shall be effective only after each of the following conditions precedent shall have been satisfied and only if all of the following conditions precedent are satisfied on or prior to June 24, 2003:

          (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Majority Lenders, all of the Multicurrency Lenders, all of the other Revolving Lenders, the Borrowers and the Guarantors;

          (b) the representations and warranties set forth in SECTION 2 of this Amendment shall be true and correct in all material respects;

          (c) the Company shall have paid all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the Loan Documents, including its reasonable out-of-pocket legal and other professional fees and expenses by the Administrative Agent, including, without limitation, such fees and expenses of Winstead Sechrest & Minick P.C.;

          (d) the Company shall have paid the Amendment Fee when due;

          (e) the Company shall have paid to the Administrative Agent for its own account, certain fees set forth in the letter agreement between the Company and the Administrative Agent relating hereto (the "AMENDMENT FEE LETTER") in the amounts set forth in the Amendment Fee Letter, and the Amendment Fee Letter shall have been duly executed and delivered by the Company and the Administrative Agent and shall be in full force and effect;

          (f) the Company shall have delivered to the Administrative Agent (i) a fully executed copy of the definitive documentation regarding a proposed recapitalization plan, in form and substance satisfactory to the Majority Lenders, which requires as a condition to its effectiveness that all Loans have been repaid in full and all Commitments terminated, and (ii) evidence satisfactory to the Majority Lenders that the Company has obtained a binding commitment from General Electric Capital Corporation to provide financing to the Company, the consummation of which, when combined with the consummation of the aforementioned proposed recapitalization plan, will cause a Qualified Refinancing Event to occur;

          (g) the Company shall have delivered to the Administrative Agent evidence satisfactory to the Administrative Agent that the Company has resolved all outstanding matters between the Company and PBGC to the satisfaction of General Electric Capital Corporation and the other parties to the proposed recapitalization plan referenced in (f) above; and

          (h) the Administrative Agent shall receive, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     7. LOAN DOCUMENT: REFERENCE TO CREDIT AGREEMENT. This Amendment is a Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     8. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     9. GOVERNING LAW: BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, APPLICABLE TO TRANSACTIONS TO BE PERFORMED WHOLLY WITHIN SUCH STATE (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL BE BINDING UPON THE BORROWERS, THE ADMINISTRATIVE AGENT, EACH LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

     10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE

PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.

                         SIGNATURE PAGES FOR BORROWERS

     Each of the undersigned Borrowers hereby consents and agrees to all of the provisions of the foregoing Amendment:

     THE COMPANY:                      SAMSONITE CORPORATION

                                       BY: /s/ RICHARD H.WILEY
                                          ------------------------------------
                                       NAME: RICHARD H. WILEY
                                            ----------------------------------
                                       TITLE: CHIEF FINANCIAL OFFICER,
                                              SECRETARY & TREASURER
                                             ---------------------------------

    SAMSONITE EUROPE:                  SAMSONITE EUROPE N.V.

                                       BY: /s/ LUC VAN NEVEL
                                          ------------------------------------
                                       NAME: LUC VAN NEVEL
                                            ----------------------------------
                                       TITLE: MANAGING DIRECTOR
                                             ---------------------------------













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

      SIGNATURE PAGES FOR OBLIGORS AND OTHER SPECIFIED PERSONS SIGNATORY HERETO

     Each of the undersigned Obligors and other Applicable Entities specified below hereby consents and agrees to all of the provisions of the foregoing
Amendment:

                                       SAMSONITE COMPANY STORES, INC.

                                       By: /s/ Richard H. Wiley
                                          ------------------------------------
                                       Name: Richard H. Wiley
                                            ----------------------------------
                                       Title: Secretary and Treasurer
                                             ---------------------------------

                                       MCGREGOR II, LLC

                                       By: /s/ Thomas R. Sandler
                                          ------------------------------------
                                       Name: Thomas R. Sandler
                                            ----------------------------------
                                       Title: President
                                             ---------------------------------

                                       C.V. HOLDINGS, INC.

                                       By: /s/ Richard H. Wiley
                                          ------------------------------------
                                       Name: Richard H. Wiley
                                            ----------------------------------
                                       Title: Secretary and Treasurer
                                             ---------------------------------

                                       SC INTERNATIONAL HOLDINGS C.V.
                                       by C.V. Holders, Inc., General Partner

                                       By: /s/ Richard H. Wiley
                                          ------------------------------------
                                       Name: Richard H. Wiley
                                            ----------------------------------
                                       Title: Secretary and Treasurer
                                             ---------------------------------






  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                                       Signature Pages for Obligors and Other
                                       Specified Persons Signatory
                                       Hereto (cont.)

                                       SC DENMARK ApS

                                       By: /s/ Richard H. Wiley
                                          ------------------------------------
                                       Name: Richard H. Wiley
                                            ----------------------------------
                                       Title: Secretary and Treasurer
                                             ---------------------------------

                                       By: /s/ Luc Van Nevel
                                          ------------------------------------
                                       Name: Luc Van Nevel
                                            ----------------------------------
                                       Title: Manager
                                             ---------------------------------

                                       SAMSONITE CANADA INC.

                                       By: /s/ Thomas R. Sandler
                                          ------------------------------------
                                       Name: Thomas R. Sandler
                                            ----------------------------------
                                       Title: President
                                             ---------------------------------

                                       SAMSONITE LATINOAMERICA, S.A. DE C.V.

                                       By: /s/ John H. Sullivan
                                          ------------------------------------
                                       Name: John H. Sullivan
                                            ----------------------------------
                                       Title: Director General
                                             ---------------------------------









  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                           SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       BANK OF AMERICA, N.A., as a Lender

                                       By: /s/ Therese Fontaine
                                          ------------------------------------
                                           Therese Fontaine
                                           Managing Director

                                       BANK OF AMERICA, N.A., as
                                       Administrative Agent

                                       By: /s/ Therese Fontaine
                                          ------------------------------------
                                           Therese Fontaine
                                           Managing Director













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                            SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       FLEET NATIONAL BANK

                                       By: /s/ Mark A. Van Osdol
                                          ------------------------------------
                                       Name: Mark A. Van Osdol
                                            ----------------------------------
                                       Title: Senior Vice President
                                             ---------------------------------













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                            SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       FORTIS (USA) FINANCE LLC

                                       By: /s/ Eddie Matthews
                                          ------------------------------------
                                       Name: Eddie Matthews
                                            ----------------------------------
                                       Title: Senior Vice President
                                             ---------------------------------


                                       By: /s/ John W. Benton
                                          ------------------------------------
                                       Name: John W. Benton
                                            ----------------------------------
                                       Title: Executive Vice President
                                             ---------------------------------













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                          SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       FOOTHILL INCOME TRUST II, L.P.

                                       By: FIT II GP, LLC, its General Partner

                                       By: /s/ Dennis R. Ascher
                                          ------------------------------------
                                       Name: Dennis R. Ascher
                                            ----------------------------------
                                       Title: Managing Partner
                                             ---------------------------------














  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                            SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                       By: /s/ Howard Norowitz
                                          ------------------------------------
                                       Name: Howard Norowitz
                                            ----------------------------------
                                       Title: Senior Risk Manager
                                             ---------------------------------













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                            SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       WELLS FARGO BANK WEST, NATIONAL
                                       ASSOCIATION

                                       By: /s/ Eric Rumple
                                          ------------------------------------
                                       Name: Eric Rumple
                                            ----------------------------------
                                       Title: Vice President/Authorized Agent
                                             ---------------------------------













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                            SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/ Christy West
                                          ------------------------------------
                                       Name: Christy West
                                            ----------------------------------
                                       Title: Vice President
                                             ---------------------------------













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT

                           SIGNATURE PAGES FOR LENDERS

     The undersigned hereby consents and agrees to all of the provisions of the foregoing Amendment:

                                       SUNAMERICA SENIOR FLOATING RATE FUND

                                       By: /s/ Christopher A. Bondy
                                          ------------------------------------
                                       Name: Christopher A. Bondy
                                            ----------------------------------
                                       Title: Partner
                                             ---------------------------------













  EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED MULTICURRENCY REVOLVING
                          CREDIT AND TERM LOAN AGREEMENT